Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
Subsequent Events

19. Subsequent Events

In December 2019, novel coronavirus (COVID-19) was first reported to surface in Wuhan, China. Subsequent to December 31, 2019, COVID-19 has spread rapidly globally, resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities, resulting in a tremendous challenge to the global economy. And the Group’s results of operation may be adversely affected to the extent that it harms the Chinese economy in general.

On February 26, 2020, the Group announced a share repurchase program under which the Company is authorized to repurchase its American depositary shares (“ADSs”) with an aggregate value of up to US$10 million over the next 24-month period.